EXHIBIT 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into effective as of December 13, 2021, by and between CBTX, INC., a Texas corporation (“Borrower”), and FROST BANK, a Texas state bank (“Lender”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement (as defined below).

RECITALS:

WHEREAS, Lender previously made a line of credit available to Borrower in the original principal amount of up to $30,000,000.00 (the “Loan”), as evidenced by that certain Revolving Promissory Note dated December 13, 2019 (the “Original Note”), by Borrower and payable to the order of Lender, and secured by, among other things, that certain Second Amended and Restated Loan Agreement of even date with the Original Note (the “Loan Agreement”), by and between Borrower and Lender;

WHEREAS, Borrower now desires to modify, extend and renew the interest only period and final maturity of the Loan for an additional twelve (12) months, as evidenced by that certain Renewal Revolving Promissory Note dated of even date herewith (the “Renewal Note”), by Borrower and payable to the order of Lender; and

WHEREAS, Lender is willing to modify, extend and renew the terms of the Loan on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, subject to all terms, conditions and covenants hereinafter set forth and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I

Amendments to Loan Agreement

1.1Amendments to Loan Agreement. Effective as of the date hereof, Lender and Borrower hereby agree to modify, extend and renew (i) the interest only term of the Loan for an additional twelve (12) months until December 13, 2022; and (ii) the amortizing term of the Loan for an additional twelve (12) months by extending the final maturity date of the Loan to December 13, 2027.

1.2Amendments to Section 2.1. The second sentence of Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

The Loan shall be structured as a revolving line of credit for a period of twelve (12) months, beginning on December 31, 2021; thereafter Borrower shall not be permitted to make further draws on the Loan and the outstanding balance shall amortize over a period of sixty (60) months.

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ARTICLE II

Conditions of Effectiveness

2.1Effective Date. This Amendment shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

(a)Closing Documents. Borrower shall have executed and delivered to Lender (i) the Renewal Note, (ii) the Arbitration and Notice of Final Agreement, (iii) the Certificate of Corporate Resolutions, and (iv) this Amendment.

(b)Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

(c)Commitment Fee. Borrower shall have paid to Lender a commitment fee in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00).

ARTICLE III

Representations and Warranties

3.1Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower represents and warrants the following:

(a)Borrower has the corporate power to execute and deliver this Amendment, the Renewal Note and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

(b)The execution and delivery by Borrower of this Amendment, the Renewal Note, and other Loan Documents and the performance of its obligations in connection herewith and therewith (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Certificate of Formation or Bylaws of such entity; (iii) to the knowledge of the Borrower, will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

(c)Other than as disclosed in its quarterly report on Form  10-Q for the quarter ended September 30, 2021 as filed by Borrower with the Securities and Exchange Commission, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or

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rights of Borrower, or involving this Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Amendment.

(d)The representations and warranties of Borrower contained in the Loan Agreement, this Amendment, the Renewal Note and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate in all material respects as of the date hereof as though made on and as of the date hereto except to the extent that (i) any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty was true and correct in all respects on such earlier date, and (ii) the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

4.1Ratification of Obligation. Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by this Amendment), the Renewal Note and all other Loan Documents.

4.2Ratification of Agreements. The Loan Agreement, this Amendment, the Renewal Note and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

5.1Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Renewal Note and all other Loan Documents, and shall further survive until all of Borrower’s Obligations to Lender are paid in full.

5.2Loan Document. This Amendment, the Renewal Note and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

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5.3Governing Law. This Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

5.4Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

5.5Release of Claims. Borrower, by its execution of this Amendment, hereby declares that, as of the date hereof, it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.  Lender acknowledges that no indebtedness is outstanding and due from Borrower under the Loan Agreement as of the date hereof.

5.6ENTIRE AGREEMENT; AMENDMENT. THIS AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AMENDMENT AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

[Signature page follows.]

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IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

CBTX, INC., a Texas corporation

By:  /s/ Robert R. Franklin, Jr.

Robert R. Franklin, Jr., Chairman, President and Chief Executive Officer

LENDER:

FROST BANK, a Texas state bank

By:  /s/ Travis Baughman

Name:  Travis Baughman

Title:  Senior Vice President

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